                               AMENDMENT NO. 15 TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

      The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended.

WHEREAS, the parties desire to amend the Agreement to delete two portfolios, AIM Core Strategies Fund and AIM U.S. Growth Fund;

NOW THEREFORE, Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COMBINATION STOCK & BOND FUNDS

         AIM Core Stock Fund -                       Class A
                                                     Class C
                                                     Class K
                                                     Investor Class

         AIM Total Return Fund -                     Class A
                                                     Class C
                                                     Class K
                                                     Institutional Class
                                                     Investor Class

AIM COUNSELOR SERIES TRUST

         AIM Advantage Health Sciences Fund -        Class A
                                                     Class C

         AIM Multi-Sector Fund -                     Class A
                                                     Class C
                                                     Institutional Class

AIM EQUITY FUNDS

         AIM Aggressive Growth Fund -                Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

         AIM Blue Chip Fund -                        Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

         AIM Capital Development Fund -              Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

         AIM Charter Fund -                          Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

         AIM Constellation Fund -                    Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

         AIM Dent Demographic Trends Fund -          Class A
                                                     Class C

         AIM Diversified Dividend Fund -             Class A
                                                     Class C

         AIM Emerging Growth Fund -                  Class A
                                                     Class C

         AIM Large Cap Basic Value Fund -            Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

         AIM Large Cap Growth Fund -                 Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

         AIM Mid Cap Growth Fund -                   Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

         AIM Select Basic Value Fund -               Class A
                                                     Class C

         AIM Weingarten Fund -                       Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM FUNDS GROUP

         AIM Balanced Fund -                         Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

         AIM Basic Balanced Fund -                   Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

         AIM European Small Company Fund -           Class A
                                                     Class C

         AIM Global Value Fund -                     Class A
                                                     Class C

         AIM International Small Company Fund -      Class A
                                                     Class C

         AIM Mid Cap Basic Value Fund -              Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

         AIM Premier Equity Fund -                   Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

         AIM Select Equity Fund -                    Class A
                                                     Class C

         AIM Small Cap Equity Fund -                 Class A
                                                     Class C
                                                     Class R

AIM GROWTH SERIES

         AIM Aggressive Allocation Fund -            Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

         AIM Basic Value Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

         AIM Conservative Allocation Fund -          Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

         AIM Global Equity Fund -                    Class A
                                                     Class C
                                                     Institutional Class

         AIM Mid Cap Core Equity Fund -              Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

         AIM Moderate Allocation Fund -              Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

         AIM Small Cap Growth Fund -                 Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS

         AIM Asia Pacific Growth Fund -              Class A
                                                     Class C

         AIM European Growth Fund -                  Class A
                                                     Class C
                                                     Class R
                                                     Investor Class

         AIM Global Aggressive Growth Fund -         Class A
                                                     Class C

         AIM Global Growth Fund -                    Class A
                                                     Class C

         AIM International Core Equity Fund -        Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

         AIM International Growth Fund -             Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM INVESTMENT FUNDS

         AIM Developing Markets Fund -               Class A
                                                     Class C

         AIM Global Health Care Fund -               Class A
                                                     Class C

         AIM Libra Fund -                            Class A
                                                     Class C

         AIM Trimark Endeavor Fund -                 Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

         AIM Trimark Fund -                          Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

         AIM Trimark Small Companies Fund -          Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM INVESTMENT SECURITIES FUNDS

         AIM High Yield Fund -                       Class A
                                                     Class C
                                                     Institutional Class
                                                     Investor Class

         AIM Income Fund -                           Class A
                                                     Class C
                                                     Class R
                                                     Investor Class

         AIM Intermediate Government Fund -          Class A
                                                     Class C
                                                     Class R
                                                     Investor Class

         AIM Limited Maturity Treasury Fund -        Class A
                                                     Class A3
                                                     Institutional Class

         AIM Money Market Fund -                     AIM Cash Reserve Shares
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

         AIM Municipal Bond Fund -                   Class A
                                                     Class C
                                                     Investor Class

         AIM Real Estate Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

         AIM Short Term Bond Fund -                  Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

         AIM Total Return Bond Fund -                Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM SECTOR FUNDS

         AIM Energy Fund -                           Class A
                                                     Class C
                                                     Class K
                                                     Investor Class

         AIM Financial Services Fund -               Class A
                                                     Class C
                                                     Class K
                                                     Investor Class

         AIM Gold & Precious Metals Fund -           Class A
                                                     Class C
                                                     Investor Class

         AIM Health Science Fund -                   Class A
                                                     Class C
                                                     Class K
                                                     Investor Class

         AIM Leisure Fund -                          Class A
                                                     Class C
                                                     Class K
                                                     Investor Class

         AIM Technology Fund -                       Class A
                                                     Class C
                                                     Class K
                                                     Institutional Class
                                                     Investor Class

         AIM Utilities Fund -                        Class A
                                                     Class C
                                                     Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS

         AIM Opportunities I Fund -                  Class A
                                                     Class C

         AIM Opportunities II Fund -                 Class A
                                                     Class C

         AIM Opportunities III Fund -                Class A
                                                     Class C

AIM STOCK FUNDS

         AIM Dynamics Fund -                         Class A
                                                     Class C
                                                     Class K
                                                     Institutional Class
                                                     Investor Class


         AIM Mid Cap Stock Fund -                    Class A
                                                     Class C
                                                     Class K
                                                     Institutional Class
                                                     Investor Class

         AIM Small Company Growth Fund -             Class A
                                                     Class C
                                                     Class K
                                                     Investor Class

         AIM S&P 500 Index Fund -                    Institutional Class
                                                     Investor Class

AIM TAX-EXEMPT FUNDS

         AIM High Income Municipal Fund -            Class A
                                                     Class C

         AIM Tax-Exempt Cash Fund -                  Class A
                                                     Investor Class

         AIM Tax-Free Intermediate Fund -            Class A
                                                     Class A3
                                                     Institutional Class

AIM TREASURER'S SERIES TRUST

         Premier Portfolio                           Investor Class
         Premier Tax-Exempt Portfolio                Investor Class
         Premier U.S. Government Money Portfolio     Investor Class"

      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: March 15, 2005

                        EACH FUND (LISTED ON SCHEDULE A) ON BEHALF OF THE SHARES OF EACH PORTFOLIO LISTED ON SCHEDULE A


                        By: /s/ Robert H. Graham
                            ---------------------------------------
                            Robert H. Graham
                            President


                        A I M DISTRIBUTORS, INC.


                        By: /s/ Gene L. Needles
                            ---------------------------------------
                            Gene L. Needles
                            President